UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2017

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MICHIGAN	0-17988	38-2367843

620 Lesher Place Lansing, Michigan		48912
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2017, Neogen Corporation (the “Registrant”) named John Adent to serve as Chief Executive Officer of the Registrant, replacing James L. Herbert, who remains Executive Chairman of the Board of Directors.

Mr. Adent, age 49, served as the Chief Executive Officer of Patterson Animal Health, a subsidiary of Patterson Companies, Inc., a supplier of products to the animal health market, until July 1, 2017. Prior to joining Patterson Animal Health, he served as President and Chief Executive Officer of Animal Health International, Inc. from 2004 through Patterson Companies, Inc.’s acquisition of Animal Health International, Inc. in 2015.

Mr. Adent will receive an annual base salary of $450,000 and will be eligible for bonuses of up to $450,000 per annum, based on achievement of agreed upon objectives. He was awarded an option to purchase 75,000 shares of the Registrant’s common stock according to the terms of the Registrant’s approved stock option plan on his date of hire at an exercise price equal to the closing price of the stock on that date. In addition to these benefits, Mr. Adent is eligible to receive benefits offered to other executive officers of the Registrant. If the Company dismisses Mr. Adent without cause during the first 12 months of his employment, he will be paid a severance amount of $37,500 per month for a period of up to six months or until such a time as he finds similar alternative employment, whichever period is shorter. Should Mr. Adent be involuntarily terminated following a change in control of the Registrant within the first two years of his employment, he will be paid his full salary plus benefit continuation for a period of 24 months.

A copy of the press release issued by the Registrant to announce the above is attached to this Current Report as Exhibit 99.1. This press release is being furnished to, as opposed to filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by the Registrant on July 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: July 17, 2017

/s/ Steven J. Quinlan
Steven J. Quinlan
Vice President & CFO